                                                                EXHIBIT A
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78540%
POOL NUMBER:  1697
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001
CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     517                         $200,918,829.40
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $130,364.06
Unscheduled Principal Collection/Reversals                           $455,535.64
Liquidations-in-full                                      31      $11,324,893.66
Net principal Distributed                                         $11,910,793.36    ($11,910,793.36)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        486                         $189,008,036.04

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,428,828.45

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $125,293.63

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $13,214,328.18

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78540%
POOL NUMBER:  1697
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
    $11,910,793.36     $1,303,534.82             $0.00     $1,303,534.82             $0.00    $13,214,328.18

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,010,286.00             $0.00             $0.00             $0.00     $3,010,286.00
Bankruptcy Bond
   Single-Units           $122,281.00             $0.00             $0.00             $0.00       $122,281.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,914,810.84             $0.00             $0.00             $0.00     $4,914,810.84

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   27     $10,855,801.31         7      $2,716,152.57         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $276,786.38         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 07/25/2001 are as follows:

                Class       Class Principal Balance
                IIB1               $7,956,585.06
                IIB2               $3,060,225.49
                IIB3               $2,692,998.28
                IIB4               $1,346,500.12
                IIB5                 $979,271.92
                IIB6               $1,101,681.24
                              __________________
                Total             $17,137,262.11
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $189,008,036.04**       $13,848,740.26***       $10,855,801.31***
Number:                          592                     35                      27
% of Pool:                    100.00%                  7.33%                   5.74%
(Dollars)
% of Pool:                    100.00%                  5.91%                   4.56%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $2,716,152.57***                $0.00***          $276,786.38***
Number:                           7                       0                       1
% of Pool:                    1.44%                    0.00%                   0.15%
(Dollars)
% of Pool:                    1.18%                    0.00%                   0.17%
(No. of Loans)

                           VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2001 scheduled payments and June 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2001.

Trading Factor, calculated as of distribution date : 0.26746429.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2001, and unscheduled prepayments in months prior to July ) can be calculated.

                                                               EXHIBIT A
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.60377%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     884                         $337,661,376.08
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $245,395.17
Unscheduled Principal Collection/Reversals                           $121,821.85
Liquidations-in-full                                      47      $17,267,634.08
Net principal Distributed                                         $17,634,851.10    ($17,634,851.10)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        837                         $320,026,524.98

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,314,823.13

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $172,907.64

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $19,776,766.59

                                                               EXHIBIT A
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.60377%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
    $17,634,851.10     $2,141,915.49             $0.00     $2,141,915.49             $0.00    $19,776,766.59

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,280,620.00             $0.00             $0.00             $0.00     $5,280,620.00
Bankruptcy Bond

   Single-Units           $173,919.00             $0.00             $0.00             $0.00       $173,919.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,218,517.90             $0.00             $0.00             $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   25      $9,534,392.64         2        $835,485.24         1        $646,516.69

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $646,516.69         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 07/25/2001 are as follows:

                Class       Class Principal Balance
                CB1                $8,950,285.22
                CB2                $4,819,385.96
                CB3                $2,524,440.25
                CB4                $1,835,955.56
                CB5                $1,147,472.85
                CB6                $1,376,967.42
                              __________________
                Total             $20,654,507.26
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $320,026,524.98**       $10,369,877.88***        $9,534,392.64***
Number:                         1150                     27                      25
% of Pool:                    100.00%                  3.24%                   2.98%
(Dollars)
% of Pool:                    100.00%                  2.35%                   2.17%
(No. of Loans)

                            IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:          $835,485.24***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.26%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.17%                    0.00%                   0.00%
(No. of Loans)

                           VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2001 scheduled payments and June 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2001.

Trading Factor, calculated as of distribution date : 0.45286787.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2001, and unscheduled prepayments in months prior to July ) can be calculated.